UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2023

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11740 Katy Fwy – Energy Tower III, 11th floor Houston, TX	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Credit Agreement

On June 15, 2023, ENGlobal Corporation, a Nevada corporation (the “Company”), entered into a Credit Agreement (the “Credit Agreement”) with Alliance 2000, Ltd., a Texas limited partnership (“Lender”), pursuant to which Lender has agreed, subject to certain terms and conditions, to extend up to two term loans in the aggregate principal amount of $1,250,000 to the Company (collectively, the “Term Loans”). In connection with entering into the Credit Agreement, (i) the Company and its subsidiaries, ENGlobal U.S., Inc., a Texas corporation, ENGlobal Government Services, Inc., a Texas corporation, and ENGlobal Technologies, LLC, a Texas limited liability company (collectively, the “Guarantors”), entered into  a Security Agreement (the “Security Agreement”) granting a security interest in favor of Lender on substantially all of the Company’s and Guarantors’ assets to secure all of the indebtedness and other obligations owed to Lender under the Credit Agreement and (ii) the Guarantors entered into a Continuing Guaranty (the “Guaranty”) pursuant to which the Guarantors guaranteed the payment of all indebtedness owed to Lender.

The Lender is the beneficial owner of more than 22% of the Company’s issued and outstanding common stock and is under the direct and indirect control of William A. Coskey, P.E., the Company’s Executive Chairman. In accordance with the charter of the Company’s Audit Committee and the Company’s policy on related party transactions, the Loan Documents (as defined below) and the transactions contemplated thereby were reviewed and approved by the Company’s Audit Committee and determined in good faith to be on terms no less favorable to the Company than could be obtained from unrelated third parties and fair to the Company and the Guarantors from a financial point of view, and were approved by all of the disinterested members of the Company’s Board of Directors.

Set forth below are certain material terms of the Credit Agreement, the Security Agreement and the Guaranty (collectively, the “Loan Documents”):

Loan Amounts:

(1)	Term Loan A: The first term loan was made on the Closing Date in an aggregate principal amount equal to $1,000,000 in a single loan which, when paid or prepaid, may not be re-borrowed.
(2)

Term Loan B: The Company may request that Lender make an additional term loan after the Closing Date to the Company in an aggregate principal amount not to exceed $250,000 in a single loan which, when paid or prepaid, may not be re-borrowed. Lender’s obligation to make Term Loan B is at Lender’s sole discretion.

Interest: The outstanding principal balance of the Term Loans will bear interest (computed on the basis of a 365/366-day year, as the case may be, actual days elapsed) at a per annum rate equal to 8.5%. Interest will be due and payable quarterly in arrears on the last business day of each fiscal quarter, with any remaining accrued but unpaid interest payable at maturity.

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Mandatory Prepayments: The Term Loans are required to be prepaid:

-	If the Company receives proceeds in connection with certain designated transactions, then 50% of the Net Proceeds received will be paid to Lender.
-

If the Company (i) issues any equity interests or (ii) incurs any additional indebtedness other than Permitted Indebtedness in which the aggregate capital amount raised pursuant to (i) and/or (ii) is greater than $2,000,000, then 100% of the Net Proceeds received will be paid to Lender.

Negative Covenants: The Credit Agreement is subject to negative covenants that, among other things and subject to certain exceptions, limit the Company’s ability and the ability of the Guarantors to incur indebtedness, to merge, consolidate, transfer assets or undertake certain transactions outside of the ordinary course of business, to make guarantees; to make loans, advances and investments, to make dividends and distributions, to incur liens or encumbrances, to undertake affiliate transactions and to make certain organizational changes.

Maturity Date: June 15, 2024.

Loan Fee: The Company agreed to pay to Lender a non-refundable origination fee equal to (i) 0.50% multiplied by the aggregate principal amount borrowed under Term Loan A and (ii) 0.50% multiplied by the aggregate principal amount borrowed under the Term Loan B (if any).

Collateral: The Company and Guarantors are granting Lender, for the benefit of Lender, a security interest in all of the Company and Guarantors’ now-owned and hereafter acquired property and assets of every kind.

Guaranty: Each of the Guarantors jointly and severally guarantee to Lender prompt payment of the obligations in full when due.

The foregoing description of the Loan Documents is included to provide you with information regarding their terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of each of the Loan Documents, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto and are incorporated herein by reference.

Loan and Security Agreement

A portion of the proceeds of Term Loan A under the Credit Agreement were used to repay in full all indebtedness outstanding under the Loan and Security Agreement with Pacific Western Bank dba Pacific Western Business Finance, with the remainder of such proceeds to be used for general corporate purposes.

Factoring Agreement

The Company continued its factoring arrangement pursuant to that certain Accounts Receivable Purchase and Security Agreement between the Company and FundThrough USA, Inc. (the “Factoring Agreement”) whereby the Company sold certain accounts receivable subject to the terms and conditions contained therein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On June 20, 2023, ENGlobal Corporation issued a press release announcing the Loan Documents, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 (including the press release attached as Exhibit 99.1 and incorporated by reference in this Item 7.01) the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

Exhibit 10.1	Credit Agreement, dated as of June 15, 2023, by and between ENGlobal Corporation, as borrower, and Alliance 2000, Ltd., as lender.
Exhibit 10.2

Security Agreement, dated as of June 15, 2023, by and among ENGlobal Corporation, ENGlobal U.S., Inc., ENGlobal Government Services, Inc., and ENGlobal Technologies, LLC, as grantors, and Alliance 2000, Ltd., as lender.

Exhibit 10.3	Continuing Guaranty, dated as of June 15, 2023, by and among ENGlobal U.S., Inc., ENGlobal Government Services, Inc., and ENGlobal Technologies, LLC, as guarantors, and Alliance 2000, Ltd., as lender.
Exhibit 99.1	Press Release, dated June 20, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

June 20, 2023	/s/ Darren W. Spriggs
(Date)	Darren W. Spriggs, Chief Financial Officer, Treasurer and Corporate Secretary

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